EXHIBIT 10.57
                                  -------------

      THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NO SALE OR TRANSFER THEREOF MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

No.


                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------

      THIS  WARRANT  is  issued in  connection  with  that  certain  Convertible
Promissory Note in the principal amount of $500,000.00, dated as of the date hereof (the "Note").

      GENETIC VECTORS, INC., a Florida corporation (the "Company"), hereby certifies that, for value received, JIM KELLY (the "Holder"), or its registered permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., Eastern Time, on May 26, 2005, the number of shares of fully paid and non-assessable shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company as set forth in the Note and at a purchase price per share as set forth in such Note (the "Purchase Price"). The number and character of such shares of Common Stock are subject to adjustment as provided herein.

      As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

      (a) The term "Company" shall include Genetic Vectors, Inc., a Florida corporation, and any corporation which shall succeed or assume the obligations of the Company hereunder.

      (b) The term "Common Stock" includes the Company's Common Stock, par value $0.001 per share, as authorized on the date hereof and any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

      1.  Exercise of Warrant.

          1.1 Full Exercise. This Warrant may be exercised in full by the Holder by surrender of this Warrant, with the form of Notice of Exercise attached hereto as Exhibit "A" (the "Exercise Notice") duly executed by the Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check or wire transfer payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price.

          1.2 Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 1.1 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the Exercise Notice by (b) the Purchase Price. On any such partial exercise, the Company will issue and deliver to the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or such other person as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, reflecting in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

      2. Delivery of Stock Certificates, etc. on Exercise. As soon as practical after the exercise of this Warrant in full or in part, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Holder hereof, or such other person as such Holder (upon payment by the Holder of any applicable transfer taxes and, if requested by the Company, demonstration by the Holder of compliance with applicable securities laws) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then-current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

      3.  Adjustment for Reorganization, Consolidation, Merger, etc.

          3.1. Reorganization. If the Company shall (a) effect a reorganization,
(b) consolidate with or merge into any other person or party, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided herein.

          3.2. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided herein.

      4. No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

      5.  Notices of Record Date, etc.  In the event of:

          (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

          (c)  any  voluntary  or   involuntary   dissolution,   liquidation  or
winding-up of the Company, or

          (d) any proposed (i) issue or grant by the Company of any shares of stock of any class or any other securities, or (ii) any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or
(iii) any other securities (other than the issue of Common Stock on exercise of this Warrant), which would require the affirmative vote of the shareholders of the Company according to its Articles of Incorporation or applicable state law, then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend distribution or right, and stating the amount and character of such dividend, distribution or right; (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up; and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken.

      6. Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock from time to time issuable on the exercise of this Warrant.

      7. Exchange of Warrant. On surrender of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant or Warrants of like tenor, in the name of such Holder or such other person as such Holder (upon payment by such Holder of any applicable transfer taxes and, if requested by the Company, demonstration by such Holder of compliance with applicable securities laws) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

      8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      9. Negotiability. This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

          (a) subject to compliance with all applicable securities laws, title to this Warrant may be transferred by endorsement (by the Holder hereof executing the Form of Assignment attached hereto as Exhibit "B") and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

          (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

          (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      10. Notices. All notices or other communications required or permitted to be given pursuant to this Warrant shall be in writing and shall be considered as duly given on (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or (b) ten (10) days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested to the party entitled to receive the same, if to the Company, to Genetic Vectors, Inc., 5201 N.W. 77th Avenue, Suite 100, Miami, Florida 33166 Attention: Mead M. McCabe, Jr., with a copy to Clayton E. Parker, Esq., Kirkpatrick & Lockhart LLP, 201 S. Biscayne Boulevard, 20th Floor, Miami, Florida 33131, and if to the Holder, at the address of such Holder shown on the books of the Company. Any party may change his or its address by giving notice to the other party stating his or its new address. Commencing on the 10th day after the giving of such notice, such newly designed address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Warrant.

      11. Governing Law. This Warrant and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its conflicts of law principles. All parties hereto
(i) agree that any legal suit, action or proceeding arising out of or relating to this Warrant shall be instituted only in a federal or state court in Miami-Dade County, Florida; (ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suit, action or proceeding; and (iii) irrevocably submit to the jurisdiction of such federal or state court in Miami-Dade County, Florida in any such suit, action or proceeding, but such consent shall not constitute a general appearance or be available to any other person who is not a party to this Warrant. All parties hereto agree that the mailing of any processing of any suit, action or proceeding in accordance with the notice provisions of this Warrant shall constitute personal service thereof.

      12. Entire Agreement; Waiver of Breach. This Warrant constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof, and it may not be modified or amended in any manner other than as provided herein, and no waiver of any breach or condition of this Warrant shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

      13. Severability. If any provision of this Warrant shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Warrant, and this Warrant shall be carried out as if any such invalid or unenforceable provision were not contained herein.

      14. Amendment. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

      15. Restrictions on Transferability; Restrictive Legend. The Holder acknowledges that the shares of Common Stock issuable upon exercise of this Warrant are subject to restrictions under applicable Federal and state securities laws. Each certificate representing shares of Common Stock issued shall, upon the exercise of this Warrant, bear the following legends in addition to such other restrictive legends as may be required by law:

      "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and no sale or transfer thereof may be effected without an effective registration statement or an opinion of counsel for the Holder, satisfactory to the Company and its counsel, that such registration is not required under the Act and any applicable state securities laws."

      Dated:      ___________

                                    GENETIC VECTORS, INC.

                                    By:________________________________
                                    Title:  Mead McCabe, Jr.,
                                            Chief Executive Officer

AGREED TO AND ACCEPTED:


________________________________
By:_____________________________
   Name:________________________
   Title:_______________________

Date:___________________________

                                   EXHIBIT "A"
                                   -----------

                                FORM OF EXERCISE
                                ----------------

                   (To be signed only on exercise of Warrant)

TO:

      The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder _____ shares of Common Stock of ____________________, herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, whose address is:

            ________________________________________________________________

            ________________________________________________________________

            ________________________________________________________________


            Dated:___________________.




                                    ________________________________
                                    Signature
                                    (Signature must conform to name of holder as specified on the face of the Warrant)

                                    ________________________________
                                    Print Name

                                    ________________________________
                                    Street Address

                                    ________________________________
                                    City, State and Zip Code

                                    ________________________________
                                    Person's Social Security Number or Tax
                                    Identification Number

                                   EXHIBIT "B"
                                   -----------

                               FORM OF ASSIGNMENT
                               ------------------
                   (To be signed only on transfer of Warrant)

      For value received, the undersigned hereby sells, assigns, and transfers unto ___________________ the right represented by the within Warrant to purchase shares of Common Stock of ___________________ to which the within Warrant relates, and appoints ___________________ as its attorney to transfer such right on the books of _________________ with full power of substitution in the premises.

      Dated:_________________.




                                   ________________________________
                                   Signature
                                   (Signature must conform to name of holder as specified on the face of the Warrant)

                                   ________________________________
                                   Print Name

                                   ________________________________
                                   Street Address

                                   ________________________________
                                   City, State and Zip Code

                                   ________________________________
                                   Person's Social Security Number or Tax
                                   Identification Number

Signed in the presence of:



________________________________


                                      B-1